UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2011

U.S. Rare Earths, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-31199	87-0638338
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Gunnebo Drive, Lonoke, Arkansas  72086
(Address of principal executive offices)

Registrant's telephone number, including area code: (501) 676-2994

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of new Chief Financial Officer

U.S Rare Earths, Inc. (the “Company”), a rare earths exploration company with mining claims located in Lemhi County, Idaho and  Beaverhead County, Montana as well as the Powderhorn and Wet Mountain areas of Colorado, announced that on December 19, 2011 Mark E. Scott was appointed Chief Financial Officer. Mr. Scott will be responsible for all financial functions of the Company and will work with Michael Parnell, the Chief Executive Officer, on the implementation of the Company’s growth strategy.

Mr. Scott has significant financial, capital market and relations experience in public microcap gold, silver and technology companies.  Mr. Scott currently serves as (i) Chief Financial Officer, Secretary and Treasurer of WestMountain Gold since February 28, 2011 and as a consultant from December 2010; (ii) Chief Financial Officer of Sonora Resources Corp., a position he has held since June 2011; and, (iii) Chief Financial Officer, Secretary and Treasurer of Visualant, Inc., a position he has held since May 2010.

Mr. Scott previously served as Chief Financial Officer and Secretary of IA Global, Inc. from October 2003 to June 2011. Previously, he held executive financial positions with Digital Lightwave; Network Access Solutions; and Teltronics, Inc. He has also held senior financial positions at Protel, Inc., Crystals International, Inc., Ranks Hovis McDougall, LLP and Brittania Sportswear, and worked at Arthur Andersen. Mr. Scott is also a certified public accountant and received a Bachelor of Arts in Accounting from the University of Washington.

Pursuant to the Consulting Agreement dated December 19, 2011 and in connection with his service as Chief Financial Officer of the Company, Mr. Scott will receive: (i) US $4,000 cash per month and (ii) restricted shares of Company common stock equaling US $3,000 at $2.85 per share (1,053 shares monthly) for each monthly period from December 19, 2011 through December 31, 2012, the termination date of the Agreement.

There are no related party transactions between Mr. Scott and the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Consulting Agreement dated December 19, 2011 by and between U.S. Rare Earths, Inc. and Mark Scott.

	99.1	Press Release of U.S. Rare Earths, Inc. dated December 28, 2011 announcing the appointment of Mark E. Scott as CFO.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                             U.S. Rare Earths, Inc.

Date: December 28, 2011	By /S/ Michael D. Parnell
                                                                                                  Michael D. Parnell
                                                                                                  CEO

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	10.1	Consulting Agreement dated December 19, 2011 by and between U.S. Rare Earths, Inc. and Mark Scott.

	99.1	Press Release of U.S. Rare Earths, Inc. dated December 28, 2011 announcing the appointment of Mark E. Scott as CFO.